UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2004

Date of Report
(Date of earliest event reported)

TeleCommunication Systems, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-30821	52-1526369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 West Street, Annapolis, Maryland 21401
(Address of principal executive offices)                     (Zip code)

Registrant’s telephone number, including area code: (410) 263-7616

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 — Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities

     On August 30, 2004, the registrant entered into definitive agreements to issue and sell to two institutional investors 2,500,000 shares of its Class A common stock, par value $0.01 per share (the “Common Stock”) for aggregate consideration of $10.0 million, subject to customary conditions to closing.

     Also on August 30, 2004, the registrant and the holder of a subordinated convertible debenture issued by the registrant with a face amount of $15 million (issued in January 2004 in connection with the registrant’s acquisition of its Enterprise Division assets from Aether Systems, Inc.) (the “Debenture”) entered into definitive agreements pursuant to which: (1) the holder of the Debenture will become obligated to convert the entire $15 million principal amount into shares of Common Stock by the end of 2004 and (2) all of the material restrictive covenants contained in the Debenture will be nullified in exchange for $1 million and an additional 200,000 shares of Common Stock. The registrant and the holder of the Debenture agreed that, in lieu of the issuance of an additional 200,000 shares of Common Stock, the conversion price set forth in the Debenture would be decreased from $5.3753 to $5.01581.

     Closing for the transactions described above took place on August 31, 2004.

     The shares of Common Stock described above were issued pursuant to the exemption provided under Section 4(2) of the Securities Act of 1933, as amended.

     Attached hereto as exhibits are copies of the transaction documents as well as copies of the press releases related to the execution of the transaction documents and the closing of the transactions described above.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a)	Financial statements of business acquired

None

(b)	Pro forma financial information

None

(c)	Exhibits

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of August 30, 2004 by and among the registrant and the investors party thereto (the “Securities Purchase Agreement”)
10.2	Registration Rights Agreement dated as of August 30, 2004 by and among the registrant and the investors party thereto.
10.3	Waiver Agreement dated as of August 30, 2004 by and among the registrant and the investors party thereto.
10.4	Side Letter to the Securities Purchase Agreement
99.1	Press release (Execution)
99.2	Press release (Closing)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TeleCommunication Systems, Inc.
By:	/s/ Thomas M. Brandt, Jr.
	Name:	Thomas M. Brandt, Jr.
	Title:	Senior Vice President and Chief Financial Officer

Date: September 1, 2004

EXHIBIT INDEX

Exhibit No.	Description
10.1	Securities Purchase Agreement dated as of August 30, 2004 by and among the registrant and the investors party thereto (the “Securities Purchase Agreement”)
10.2	Registration Rights Agreement dated as of August 30, 2004 by and among the registrant and the investors party thereto.
10.3	Waiver Agreement dated as of August 30, 2004 by and among the registrant and the investors party thereto.
10.4	Side Letter to the Securities Purchase Agreement
99.1	Press release (Execution)
99.2	Press release (Closing)